Exhibit 99.2 Wave Life Sciences Corporate Presentation February 26, 2026

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward- looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Our Mission To unlock the broad potential of RNA medicines to transform human health 3

Building a leading RNA medicines company

Differentiated RNA medicines platform and chemistry

PRISM

- **Proprietary chemistry**
- Leveraging deep insights in **human genetics**
- Strong and **broad IP**
- **In-house GMP** manufacturing

Translating genetic insights into potentially best-in-class medicines

RNAi



WVE-007 (obesity)

- Differentiated mechanism focused on fat loss and muscle preservation

RNA editing



WVE-006 (AATD)
WVE-008 (liver disease)

- Restoration of functional protein production

Other modalities: **DMD** and **HD** clinical programs

Unlocking emerging pipeline

- **Extra-hepatic capabilities:** with RNAi and RNA editing
- **Bifunctional modalities:** single oligonucleotide constructs for dual RNAi silencing or RNAi silencing + RNA editing

Well capitalized with ~$602 million[1] and expected cash runway into 3Q 2028

WAVE LIFE SCIENCES

[1] Potential future milestones and other payments to Wave under its GSK collaboration are not included in its cash runway

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For over a decade Wave has been extending the frontiers of RNA therapies delivering breakthroughs in nucleic acid chemistry RNAi — SpiNA RNA editing — AIMer Protein reduction Ago2 loading 100% 80% 60% 40% 20% 0% C C N3U N3U Base 2’ deoxy 2’ OMe 2’ deoxy 2’ OMe Sugar Substantial improvements in potency, duration of activity, and Ago2 loading Increased RNA editing efficiency achieved with Wave’s proprietary SpiNA design with proprietary chemistry Proprietary chemistry has dramatically increased potency and durability 5 SpiNA: Stereopure interfering Nucleic Acid https://wavelifesciences.com/science/publications/ % Ugp2 mRNA editing

Robust RNA medicines pipeline with first-in-class RNAi and RNA editing programs

Program	Discovery	IND / CTA Enabling Studies	Clinical	Patient population (US & Europe)
RNAi (SpiNA)				
WVE-007 (GalNAc) INHBE (obesity)				175M (>1 billion globally)
GalNAc / extra-hepatic Multiple				--
RNA EDITING (AIMer)				
WVE-006 (GalNAc) SERPINA1 (AATD)				200K
WVE-008 (GalNAc) PNPLA3 (liver disease)				9M
GalNAc / extra-hepatic Multiple				--
SPLICING				
WVE-N531 Exon 53 (DMD)				2.3K
Other exons (DMD)				Up to 18K
ALLELE-SELECTIVE SILENCING				
WVE-003 mHTT (HD)				25K Symptomatic (SNP3) 60K Pre-Symptomatic (SNP3)

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease

WAVE LIFE SCIENCES
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WVE-007 GalNAc-siRNA silencing Obesity 7

Obesity is a metabolic disease in need of a treatment paradigm shift Individuals living with obesity have higher risk for many serious health conditions, including heart disease, 1 type 2 diabetes, and some forms of cancer Current standard of care: GLP-1s WVE-007 Impact of GLP-1s is often limited by: INHBE GalNAc-siRNA 2 Loss of muscle mass Fat loss similar to GLP-1 at three months 3 Frequent dosing Preserves muscle 4 Poor tolerability Potential 1–2 per year dosing 5,6 High discontinuation rates Generally safe and well-tolerated Improving body composition is the future for the > 1 billion people living with obesity globally 8 1. Koenen et al. 2021 Circ Res 128, 951; 2. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34, 247; 3. Wegovy PI; 4. Ghusn and Hurtado. 2024 Obesity Pillars 12, 100127; 5. Leach, et al. 2023 Prime Therapeutics Claims Analysis; 6. Gasoyan, et al. 2024 Obesity (Silver Spring) 32, 486. Right: INLIGHT interim data for investigational WVE-007 (INHBE GalNAc-siRNA) (Presentation deck) and ADA presentation

Body composition improvements: Reducing fat, including visceral fat, while also preserving lean mass Reduce fat, including visceral fat Preserve lean mass, including muscle Increased visceral adiposity is associated Maintaining metabolic rate with many diseases including cardiometabolic disorders Insulin Improved insulin sensitivity resistance MASH Prevent weight regain Subcutaneous fat Type 2 diabetes Abdominal muscles Preserve muscle strength and function Visceral fat Chronic inflammatory diseases Cardiovascular Reduce frailty diseases 9 1. Liao, Y. et al. 2025 Front. Nutr. 11, 1517186; 2. Ibarra-Reynoso, L.d.R. et al. 2025 J. Clin. Med. 14, 8365; 3. Wu, Q-W., et al. 2025 Front. Endocrinol. 16, 1635282; 4. Galvan, B. et al. 2025 J. Funct. Morphol. Kinesiol. 10, 244. MASH: Metabolic Dysfunction Associated Steatohepatitis

Human genetic data demonstrate that heterozygous INHBE loss-of-function (LoF) carriers have a healthy metabolic profile Heterozygous INHBE LoF carriers have favorable traits: Heterozygous INHBE LoF carriers have lower risk of lower abdominal obesity, lower triglycerides, higher HDL-c Type 2 diabetes and CHD Waist to hip ratio Type 2 diabetes (abdominal obesity) Coronary heart disease Serum triglycerides 0.50 0.75 1 1.5 2.0 HDL-c Odds ratio (“good cholesterol”) Lower risk Higher risk (vs. non carriers) (vs. non carriers) ALT Favorable association with liver traits ApoB cT1 Fasting glucose ALT Visceral adipose Liver fat volume by MRI -0.4 -0.2 0 0.2 0.4 -0.50 -0.25 0 0.25 0.50 Standard deviations Standard deviations Reduction Elevation Reduction Elevation (vs. non carriers) (vs. non carriers) (vs. non carriers) (vs. non carriers) Silencing INHBE mRNA by ≥50% is expected to recapitulate the healthy metabolic profile of heterozygous INHBE LoF carriers 10 Akbari et al. Nat Commun. 2022 Aug 23;13(1):4844; Deaton et al. Nat Commun. 2022 Jul 27 Waist to hip ratio: waist to hip ratio adjusted for BMI; HDL-c: high-density lipoprotein cholesterol; ALT: alanine transaminase; ApoB: apolipoprotein B; CHD: coronary heart disease; cT1: corrected T1

Silencing INHBE mRNA has the potential to treat obesity and associated metabolic diseases



Release of dimerized INHBE subunits creates hepatokine Activin E
Binds to and activates ACVR1C (ALK7) receptor in adipose tissue
Block adipose lipolysis
Activin E
INHBE
INHBE
Activin E
Adipocyte
ALK7
Increased abdominal adiposity leads to obesity, CVD and T2D
Decreased abdominal adiposity leads to weight loss and reduced risk for CVD and T2D
Reduction of INHBE mRNA with GalNAc-siRNA
Reduced release of hepatokine Activin E
Diminished activation of ACVR1C (ALK7) receptor in adipose tissue
Increased adipose lipolysis and shrink adipocytes

WAVE LIFE SCIENCES

1. Cell Reports (2018) 25, 1193–1203; 2. Biochemical Journal (2024) 481 547–564; 3. PNAS 2023 Vol. 120 No. 32 e2309967120; 4. Nat Commun 2022. https://doi.org/10.1038/s41467-022-32398-7; 5. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8

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A single dose of INHBE GalNAc-siRNA led to shrinkage of adipocytes in DIO mice Mean adipocyte diameter DIO Lean PBS INHBE GalNAc-siRNA (μm) ✱✱✱ 80 60 40 20 0 Lean DIO DIO PBS INHBE GalNAc- siRNA 12 Data presented at ADA Scientific Sessions June 2025 ***p<0.001; Day 28

A single dose of INHBE siRNA led to a lower inflammatory state of visceral adipose tissues in DIO mice, with strong suppression of pro-inflammatory M1 macrophages in visceral fat Macrophages (Mᶲ) (F4/80) Pro-inflammatory (M1) Mᶲ Anti-inflammatory (M2) Mᶲ (CD11c) (CD163) INHBE GalNAc siRNA INHBE GalNAc siRNA INHBE GalNAc siRNA PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg ✱ 1.0 0.8 0.6 0.4 0.2 0.0 PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg 13 Data presented at ADA Scientific Sessions June 2025 ***p<0.001, *p<0.05, ns=non-significant %F4/80 positive area

Lowering of inflammatory state of epiWAT visceral fat induced by single dose of INHBE siRNA resulted in 58% reduction of adipose fibrosis Reduced staining illustrates decreased tissue fibrosis Fibrosis in mouse adipose (Day 56) 10 mg/kg PBS 3 mg/kg ✱ 15 10 5 0 PBS 3 mg/kg 10 mg/kg 14 Data are means ± SEM of 6 mice. Each dot represents an individual mouse. Kruska-Wallis test with Dunn’s multiple comparisons. *P<0.05 Trichrome % Trichrome positive area

Higher circulating Activin E levels are correlated with higher BMI, higher abdominal fat, and higher fasting insulin in non-diabetic adults


BMI
Abdominal Fat
Fasting Insulin
Spearman R: 0.5658
Plasma Activin E (ng/mL)
BMI
Spearman R: 0.6943
Plasma Activin E (ng/mL)
% Fat (trunk)
Spearman R: 0.5838
Plasma Activin E (ng/mL)
Insulin (μU/mL)

Further supports INHBE suppression as a weight loss approach for individuals living with obesity

WAVE LIFE SCIENCES

Ref: Dubey et al. Activin E levels correlate with indicators of metabolic dysfunction in humans. ObesityWeek 2025.

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Treatment with WVE-007 (investigational INHBE GalNAc-siRNA) is expected to drive fat reduction and improve key measures of cardiometabolic health 1 Driving fat reduction And improving clinical outcomes Leading siRNA design (SpiNA) WVE-007 Reduction of INHBE mRNA and (INHBE GalNAc-siRNA) circulating Activin E Proprietary, Cardiometabolic clinically validated ✓ outcomes chemistry Adipocyte Adipocyte lipolysis size Risk of CVD Subcutaneous delivery Insulin ✓ (GalNAc) Risk of T2D sensitivity Proinflammatory macrophages Potential for infrequent ✓ dosing (1 – 2x year) Fibrosis 16 1. SpiNA design is derived from Liu et al., 2023 Nucleic Acids Research doi: 10.1093/nar/gkad268

Single dose of INHBE GalNAc-siRNA led to durable Activin E reductions, and sustained improvements in body composition in DIO mice Muscle Durable Activin E Reduction in fat Reduction in body weight ✓ ✓ ✓ preservation ✓ reduction Serum Activin E Epididymal fat weight Quadricep weight Single dose INHBE GalNAc-siRNA * 0.25 150 -23% 0.75 0.20 -40% INHBE siRNA 100 0.15 0.50 0.10 50 0.25 Semaglutide 0.05 0 0.00 0.00 PBS INHBE INHBE INHBE PBS Sema- PBS INHBE INHBE 10 mg/kg 3 mg/kg 3 mg/kg 10 mg/kg glutide 10 mg/kg 17 Left and right panels: Semaglutide 10 nmol/kg daily SC in mouse is equivalent to therapeutic dose of 2.4mg weekly SC in human; INHBE GalNAc-siRNA 10 mg/kg dose. All data from preclinical studies were conducted in mice fed with 60% high fat diet. Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects vs. PBS per tissue.* p < 0.05 Activin E (%Control) Tissue weight (g) Tissue weight (g)

WVE-007 has potential for use synergistically with GLP-1s or to curtail weight regain after the cessation of treatment with GLP-1, based on preclinical data

Combined with GLP-1: Greater weight loss



Difference in baseline-corrected body weight (vs. control per time point, mean ± SE)
0
-5
-10
-15
-20
Day
0
7
14
21
28
~2x greater weight loss
Single dose INHBE GalNAc-siRNA
Daily GLP-1
Control for Semaglutide
Control for siRNA
Semaglutide
INHBE GalNAc-siRNA
Semaglutide + INHBE GalNAc-siRNA

After cessation of GLP-1: Curtails weight regain



Difference in body weight (% of PBS, same time point)
5
0
-5
-10
-15
Day
0
20
40
60
Treatment period
p<0.05
Not significant
Daily GLP-1
Dose INHBE GalNAc-siRNA
PBS
Semaglutide
Semaglutide + INHBE GalNAc-siRNA

Data from preclinical studies conducted in mice fed with 60% high fat diet; Left: semaglutide10 nmol/kg daily SC in mouse is equivalent to therapeutic dose of 2.4mg weekly SC in human. Left Stats: Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects of Semaglutide vs. Semaglutide + INHBE GalNAc-siRNA per time point * $p < 0.05$; Right Stats: Linear Mixed Effects ANOVA with post hoc comparison of Day 28 vs. Day 56 marginal effects per treatment

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INLIGHT: Clinical trial of WVE-007 in individuals living with overweight or obesity

Randomized, double-blind, placebo-controlled study with multiple clinical trial sites, including US

INLIGHT™

Phase 1 SAD

Key study criteria:
- HbA1c: <5.9
- BMI: 28 – 35 kg/m^2
- Otherwise healthy

Assessments include: Safety and tolerability, PK, Activin E, body composition (DEXA), biomarkers, body weight

No diet or exercise modifications are instituted

SAD Cohort 4
600 mg (n=32)

SAD Cohort 3
400 mg (n=32)

SAD Cohort 2
240 mg (n=32)

SAD Cohort 1
75 mg (n=8)
PK/PD and safety only (no DEXA)

MAD Cohort 2

MAD Cohort 1

Phase 2a MAD

- Individuals with **higher BMI and comorbidities**
- Assessments to additionally include:
  - Body composition (MRI in addition to DEXA)
  - Liver fat (MRI-PDFF)

Planning underway to initiate in 1H 2026

Expect to deliver 6-month 240 mg SAD data and 3-month 400 mg SAD data in 1Q 2026

WAVE LIFE SCIENCES

SAD: single-ascending dose; MAD: multi-ascending dose; PK: pharmacokinetics

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Improvements in body composition observed at three months after a single WVE-007 dose (lowest therapeutic dose); durability supports 1-2x yearly dosing Highly durable, dose dependent, serum Activin E Reductions in visceral and total fat mass with preservation reductions support dosing once or twice per year of lean mass observed at three months Activin E change in INLIGHT Total fat mass Visceral fat mass Lean mass 50% 3.2% 4% 2.3% 25% 2% 0% p=0.02 p=0.07 0% p=0.01 -25% -0.2% -0.5% -2% -50% -4% -75% -4.5% -6% -100% 0 50 100 150 -8% Study Day Single dose WVE-007 (GalNAc-siRNA) -10% -9.4% Placebo (n=13) WVE-007 75 mg (n=6) WVE-007 240 mg (n=24) Placebo (n=8) WVE-007 240 mg (n=24) WVE-007 400 mg (n=6) 20 Left: Figure shows sample means and SEMs. All MMRM baseline and placebo comparisons from Day 8 onwards are p<0.003. Placebo includes one individual from 400 mg expansion. Green shading: >70% Activin E reductions in preclinical models led to fat loss; Right: All DEXA percentage changes and p-values are model-based, using the SAP pre-specified analysis; p-values are from tests of within-group change over time; no p values were statistically significant for placebo. % Reduction in Activin E (nM) +/- SEM % Change from Baseline

Single dose of WVE-007 led to improvements in body composition with fat loss similar to GLP-1 at three months without muscle loss

INLIGHT Phase 1 Trial
Placebo-adj. values at 12 weeks[1]

BELIEVE Phase 2 Trial
Placebo-adj. estimated values at 12 weeks[2]

WVE-007 (INHBE GalNAc-siRNA)
Single dose; 240 mg
Mean BMI: 32.1 kg/m^2
No diet/exercise modifications

Semaglutide (GLP-1 agonist)
Weekly[3]; 2.4 mg
Mean BMI: 36.6 kg/m^2
With diet/exercise modifications

Bimagrumab (myostatin inhibitor)
2 doses[4]; 10 mg/kg
Mean BMI: 36.5 kg/m^2
With diet/exercise modifications



-9.2%
-4.0%
0.9%
-0.9%
INLIGHT
-5.7%
-4.2%
-3.5%
-3.8%
-6.4%
-2.7%
3.7%
0.4%
Visceral fat mass
Total fat mass
Lean mass
Total mass

1. For INLIGHT, all DEXA percentage changes and p-values are model-based, using the SAP pre-specified analysis. 2. For BELIEVE, all data points are approximate and based on placebo-adjusted estimates extracted from figures, body weight reported as total mass, from Heymsfield SB, et al. Symposium – "*Can we improve the quality of weight loss by augmenting fat mass loss while preserving lean mass? The BELIEVE study of bimagrumab + semaglutide*". Presented at: American Diabetes Association Scientific Sessions; June 20-23, 2025; Chicago. 3. Semaglutide in BELIEVE study was subcutaneously administered weekly and titrated to maintenance dose. N=57 in semaglutide 2.4 mg arm, N=56 in placebo arm. 4. Within the first 12 weeks of the BELIEVE study, bimagrumab was dosed IV at baseline and week 4. N=56 in bimagrumab 10 mg/kg arm, N=56 in placebo arm. **Note: The data presented above are derived from different clinical trials with differences in trial design and patient population, including with respect to BMI. As a result, cross-trial comparisons cannot be made and no head-to-head clinical trials have been conducted.**

WAVE LIFE SCIENCES

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Visceral fat is associated with insulin sensitivity and incidence of MASH, type 2 diabetes and cardiovascular disease

Visceral fat reduction is associated with multiple health benefits

Health Outcome	Visceral Fat Reduction	Associated Benefits
Insulin Sensitivity[1]	≥ 5% decrease in visceral fat	Improved insulin sensitivity, lower HbA1c, better lipid profile
Cardiovascular Risk[2]	≥ 5–10% decrease in visceral fat	Reduced blood pressure, improved lipids, lower systemic inflammation
Liver Fat (Steatosis)[3]	≥ 10% decrease in visceral fat or ≥ 7–10% body weight loss	Significant reduction in hepatic triglycerides, improved liver enzymes
Hepatic Fibrosis[4]	≥ 10% decrease in visceral fat or ≥ 7–10% body weight loss	Resolution of steatohepatitis in up to 90%, fibrosis regression in many cases

Visceral fat increases risk of cardiovascular disease[5]



VAI Quartile
Quartile 1
Quartile 2
Quartile 3
Quartile 4
Cumulative incidence(%)
0.25
0.20
0.15
0.10
0.05
0.00
Log-rank p < 0.0001
0
20
40
60
Follow-up(months)

WVE-007 aims to shift body composition by reducing body fat while preserving muscle, to deliver a healthier cardiometabolic profile

WAVE LIFE SCIENCES

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1. Gabriely et al., Diabetes 2002; Campos et al., Diabetes & Vascular Disease Research 2019; Huang et al., Front Endocrinol 2023. 2. Cesaro et al., Front Cardiovasc Med 2023; Khawaja et al., Curr Cardiol Rep 2024; Hiuge-Shimizu et al., J Atheroscler Thromb 2011. 3. Liao et al., PLoS ONE 2023; Jung et al., Endocrinol Metab 2020; ; Krittayaphong et al., Scientific Reports 2024; Hanlon & Yuan, Clin Liver Dis 2021. 4. Liao et al., PLoS ONE 2023; Jung et al., Endocrinol Metab 2020; Vilar-Gomez et al Gastroenterology 2015.. 5. Qaio et al. Cardiovasc Diabetol 21, 225 (2022). VAI = Visceral Adiposity Index

Potential to address more than one billion individuals with obesity globally Monotherapy Add-on Maintenance Single agent in individuals Combination with incretin An off-ramp post-incretin living with obesity treatments treatments • To induce fat loss with muscle • To leverage an orthogonal • To prevent weight rebound preservation and favorable mechanism to incretins for and maintain metabolic safety and tolerability enhanced efficacy improvements upon incretin cessation Expect to initiate new trials of WVE-007 as an incretin add-on and as post-incretin maintenance in 2026 23 Phelps, NH, et al. 2024 Lancet 403, 1027

WVE-006 RNA editing (AIMer) Alpha-1 antitrypsin deficiency (AATD) 24

AATD impacts multiple organ systems and has limited treatment options

- AATD is a rare, inherited genetic disorder that is commonly caused by a G-to-A point mutation in the SERPINA1 gene
- Pi*ZZ genotype is leading cause of severe AATD, predisposing to progressive lung damage, liver damage or both
- Aggregation of mutant Z-AAT protein in hepatocytes and a lack of functional, wild-type M-AAT drives liver and lung disease, respectively

AATD Lung Disease


Emphysema
Bronchiectasis

- **Treatment goal:** Minimize episodic exacerbations and associated damage
- Lung damage occurs during exacerbations that induce an inflammatory acute phase response, when more AAT protein is needed for protection
- **Weekly IV augmentation therapy is only treatment option**
  - No protective increase in AAT protein levels during acute phase response without additional IV infusions

AATD Liver Disease


Fibrosis → Cirrhosis → Hepatocellular Carcinoma

- **Treatment goal:** Decrease Z-AAT protein
- Progressive liver disease results from Z-AAT-induced proteotoxic stress
- **No approved therapies**

~200K people in the US and Europe are homozygous for the Z allele (Pi*ZZ genotype)

WAVE LIFE SCIENCES
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Strnad et al., 2020 *N Engl J Med* 382:1443-55; Blanco et al. 2017 *Int J Chron Obstruct Pulmon Dis* 12:561-69

WVE-006: Potential first-in-class, convenient therapy for AATD that addresses both liver and lung manifestations of the disease



WVE-006 (RNA editing)

- Proprietary chemistry
- Highly specific (no bystanders)
- Subcutaneous delivery (GalNAc)
- Infrequent dosing

Restore circulating M-AAT and physiological AAT protein production



M-AAT reaches lungs to protect from proteases and **reduce risk of lung pathology**

Reduce Z-AAT protein aggregation in liver


Z-AAT
M-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein to **reduce risk of liver pathology**

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Strnad et al., 2020 *N Engl J Med* 382:1443-55; Stoller et al., 1993 Alpha-1 Antitrypsin Deficiency GeneReviews. M-AAT: Wild-type alpha-1 antitrypsin protein Z-AAT: mutant alpha-1 antitrypsin protein

RNA editing aims to increase M-AAT and restore physiological AAT production during acute phase response Genotype Null Pi*ZZ Pi*MZ Pi*MM No AAT protein 100% Z-AAT Z-AAT and M-AAT 100% M-AAT AAT levels increase during No No Yes Yes acute phase response Risk of lung disease Very high High Low Normal Risk of liver disease None High Low Normal >50% RNA editing > 11 µM AAT Goal: Shift Pi*ZZ individuals to AAT biomarker profile consistent with Pi*MZ genotype 27

RNA editing aims to restore production of dynamic and therapeutically relevant levels of AAT protein in Pi*ZZ individuals during acute phase response Lung damage occurs during exacerbations, when AAT protein has protective functions and is produced more AAT protein is needed for protection during acute phase response 30,9 10 00 0 900 30,100 Pi*MZ Pi*ZZ 30,8 00 00 0 30,8 00 00 0 700 700 CRP CRP 600 600 500 500 400 400 300 300 AAT protein AAT protein 200 200 100 100 0 0 0 7 14 21 0 7 14 21 Days Days Inflammatory stimulus Inflammatory stimulus RNA editing has potential to restore dynamic AAT response to inflammation 28 Left: Mantovani A, Garlanda C. N Engl J Med, 2023;388:439-452; Right: Sanders et al., J COPD, 2018 Percent change in plasma concentration (%)

First-ever demonstration of ability to restore physiological serum AAT production; total AAT reached 20.6 µM during acute phase response Pi*ZZ patients have a reduced capacity to produce AAT protein during an acute phase response 1 Following WVE-006 200 mg single dose, total AAT and M-AAT increased Published data on CRP levels and AAT levels across different genotypes significantly in one patient during an acute phase response Total AAT Total AAT M-AAT M-AAT CRP 0 4 8 12 SAD MAD Acute phase response due to a kidney stone AAT response in Pi*ZZ participant treated with WVE-006 mirrors Pi*MZ phenotype 29 1 - Sanders et al., J COPD, 2018 CRP: C-reactive protein Circulating M-AAT, Z-AAT, and total (M + Z) AAT protein in the serum were measured by highly selective and sensitive LC-MS/MS assays (LLOQ: 0.096 µM (M), 0.029 µM (Z)) and reported as mean participant SAD and MAD maximums M-AAT + Z-AAT (µM) CRP levels (mg/L)

WVE-006 enables endogenous AAT production during an acute phase response while augmentation therapy may leave patients at risk Illustrative model of impact of acute phase response Augmentation therapy WVE-006 treatment approach Lung Protected damage lungs Endogenous AAT levels increase during acute phase response without need for add’l doses Exogenous AAT levels are depleted before next scheduled IV dose IV dosing RNA editing dose • Augmentation therapy has no impact on liver disease• WVE-006 also reduces levels of Z-AAT WVE-006 therapeutic goal is to restore dynamic AAT physiology; augmentation therapy goal is to maximize AAT levels as dynamic response is not enabled 30 Serum AAT Serum AAT

WVE-006 achieved key treatment goals of restoring MZ phenotype

Total AAT levels exceeded 11 µM, production of wild-type M-AAT of greater than 50%, restored physiological AAT production

Plasma AAT of ~13 µM

- Protein levels associated with lower risk of AATD liver and lung diseases

400 mg single dose

12.8 µM total AAT

200 mg multidose

11.9 µM total AAT

Wild-type M-AAT protein of 64% of total, reduction in Z-AAT



Wild-type M-AAT
Mutant Z-AAT
M-AAT (µM)
Z-AAT (µM)
Dosing period
Follow-up
Weeks
0
4
8
12
16
20
MAD
10.0
7.5
5.0
2.5
0.0
12.5

AAT reached >20 µM during an acute phase response



AAT (µM)
CRP (mg/L)
Total AAT
M-AAT
CRP
SAD
0
4
8
12
20
15
10
5
40
30

▲ Acute phase response due to a kidney stone

Circulating M-AAT, Z-AAT, and total (M + Z) AAT protein in the serum were measured by highly selective and sensitive LC-MS/MS assays (LLOQ: 0.096 µM (M), 0.029 µM (Z)) and reported as mean participant SAD and MAD maximums
Middle: from 200 mg MAD cohort; Right: from 200 mg SAD cohort

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RestorAATion-2 clinical trial ongoing; 400 mg MAD data expected in 1Q 2026 and 600 mg SAD and MAD data expected in 2026 RestorAATion-1: Healthy Volunteers RestorAATion-2: AATD Patients RestorAATion-1: Healthy Volunteers SAD → MAD Multi-dosing complete 600 mg SAD Cohort 3 MAD Cohort 3 600 mg 600 mg; Q4W 400 mg SAD Cohort 2 MAD Cohort 2 400 mg 400 mg; Q4W 200 mg SAD Cohort 1 MAD Cohort 1 100 mg 200 mg 200 mg Q2W 30 mg Study key objectives Safety and tolerability Pharmacokinetics Serum M-AAT levels 32 HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose

WVE-008 RNA editing (AIMer) PNPLA3 I148M liver disease 33

WVE-008 for PNPLA3 I148M liver disease GalNAc-RNA editing approach uniquely aims to restore PNPLA3 function to fully address disease Homozygous PNPLA3 I148M carriers Heterozygous carriers have 80% lower risk of liver-related death as have significantly higher risk of compared to homozygous carriers 100 multiple liver diseases Homozygous I148 MASH Heterozygous I148M MAFLD 98 HR = 1.70 (0.78–3.71) AIMer editing to 96 restore heterozygous phenotype 94 Homozygous I148M HR = 8.61 (3.28–22.60) 92 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Years of follow-up Over nine million homozygous PNPLA3 I148M patients with liver disease in US and Europe 34 1. Carlsson, B., et al. 2020 Aliment Pharmacol Ther.; 2. Unalp-Arida and Ruhl 2020 Hepatology; 3. Dong, XC, 2019 Front. Med. 4. Liver International, 2025; 45:e16133 MAFLD, Metabolic dysfunction-associated fatty liver disease; MASH, Metabolic dysfunction-associated steatohepatitis; ALD, alcoholic liver disease; AH, Alcohol-associated hepatitis; HCC, hepatocellular carcinoma Survival (%) of liver-related death

Worsening Silencing of PNPLA3 in normal liver may worsen basal physiological functions Silencing PNPLA3 increases Silencing PNPLA3 worsens steatosis in PNPLA3 siRNA exacerbates the fibrotic 1 2 iPSC-derived human liver organoids inflammation-induced liver cell death in response in hepatic stellate cells 3 human primary hepatocytes UC I148M KO UC I148M KO Control OA Functional PNPLA3 is imperative for liver health beyond improvements in steatosis 35 1. Rady, B, et al. 2021 PLoS ONE 2021; 2. Hendriks, D, et al. 2023 Nat Biotechnol; 3. Tilson, SG, et al. 2021 Hepatology Worsening

RNA editing is expected to restore PNPLA3 function to treat across the stages of liver diseases

RNA editing approach

PNPLA3 I148M aggravates steatosis and fibrosis through gain-of-function


PNPLA3 I148M
CGI-58

- PNPLA3 I148M accumulates on LDs, sequesters CGI-58, inhibits ATGL's lipase activity and lipid mobilization from ER
- Suppresses retinol metabolism in liver and worsens inflammation and fibrosis
- Promotes liver fat accumulation and fibrosis through activation of stellate cells

Silencing PNPLA3 may only partially address disease


ATGL

- Creates PNPLA3 loss of function
- ATGL partial rescue for loss PNPLA3
- Silencing will not restore retinol metabolism
- **Fibrosis, ballooning, and inflammation persist**

PNPLA3 correction expected to restore function, counter liver disease


PNPLA3

- Restores full PNPLA3 activity
- **Restores lipid mobilization, reverses steatosis, fibrosis, ballooning, and inflammation**

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ATGL: adipose triglyceride lipase; CGI-58: co-factor for ATGL; ER endoplasmic reticulum; LDs: lipid droplets; CGI-58 also called ABHD5
Liver International, 2025; 45:e16117; Human Molecular Genetics, (2014) 23(15): 4077–4085

AIMers achieve efficient editing of PNPLA3, leading to reduction of liver fat

Significant decrease in liver fat with PNPLA3 editing in human HEPATOPAC® model with homozygous I148M



Mock
PNPLA3 siRNA
PNPLA3 AIMer
100um
100um
100um



****
ns
Lipid Droplet Density (pixel²/cell) (mean ± SE)
1500
1000
500
0
PBS
PNPLA3 siRNA
PNPLA3 AIMer

Decrease in liver fat with WVE-008 in monolayer model



PBS
PNPLA3 siRNA
WVE-008



% Lipid Droplet Density vs. PBS (mean ± SE)
150
100
50
0
Day 3
Day 7
Day 14
PBS
PNPLA3 siRNA
WVE-008

One-way ANOVA with Dunnett post hoc test comparisons to Mock **** P< 0.0001

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Preclinical data support WVE-008 as potential first-in-class, disease modifying therapy, for treatment of PNPLA3 I148M liver disease Tissue exposure supports excellent Potent editing with WVE-008 Highly specific editing with WVE-008 delivery 1000 100 Semi-log scale 10 0 5 10 15 20 25 Time (day) Expect to file Clinical Trial Application (CTA) for WVE-008 in 2026 38 Left: 4-parameter log-logistic dose response curve; Middle: Analysis utilized RNA-sequencing with two separate primary human hepatocyte cell lines (PH1/2). Variant calling utilized GATK best practices for RNA variant calling using Mutect2 and display A->G evidence found when filtering for variants found in both cell lines and all doses. Liver Tissue Conc (μg/g)

Bifunctional modalities Single oligonucleotide constructs 39

Reimagining RNA medicines: Bifunctional modalities ✓ Engage both endogenous Ago2 AGO2 and ADAR enzymes, as well as AGO2 dual RNAi silencing ✓ Silence multiple targets or silence Single one target while simultaneously Single Oligonucleotide Oligonucleotide editing or upregulating another Construct Construct unique target ✓ Unlock complex indications that require engaging multiple targets ADAR AGO2 ✓ May continue to increase durability of editing 40 AIMer SpiNA SpiNA SpiNA

Other clinical programs Duchenne muscular dystrophy Huntington’s disease 41

Advancing WVE-N531 in exon 53 amenable DMD WVE-N531: exon skipping oligonucleotide designed to induce production of endogenous, functional dystrophin protein • High unmet need for therapies delivering more consistent dystrophin expression, as few patients today achieve dystrophin >5% of normal • Opportunity to extend dosing intervals beyond weekly standard of care to alleviate burden for patients and caregivers • Need to reach stem cells and distribute broadly to muscle tissues to potentially enable muscle regeneration and impact respiratory and cardiac function • WVE-N531 has Rare Pediatric Disease Designation and Orphan Drug Designation from FDA DMD impacts ~1 / 5,000 newborn boys annually; ~20,000 new cases annually worldwide 42 Duan, D. et al. 2021 Nat Rev Dis Primers 7, 13; Muscular Dystrophy Association; Aartsma-Rus, et al. 2009 Hum Mutat 30, 293.

FORWARD-53 48-week clinical trial results: WVE-N531’s potential best-in- class profile for boys amenable to exon 53 skipping Statistically significant and clinically meaningful improvement (3.8s) in Time-to-Rise vs. ✓ natural history; functional benefits on other measures including NSAA Statistically significant reductions in muscle fibrosis and CK; driven by decreases in ✓ inflammation and necrosis; transition from regenerative to mature muscle Consistent dystrophin expression averaged 7.8% between 24 and 48 weeks, with 88% of ✓ boys above 5% dystrophin; delivery to both myofibers and muscle stem cells WVE-N531 remains generally safe and well-tolerated with no Serious Adverse Events ✓ NDA filing for accelerated approval with monthly dosing planned for 2026 43 Muscle content-adjusted dystrophin

Advancing WVE-003 to address HD across all stages of disease WVE-003 is a first-in-class, allele-selective oligonucleotide for the treatment of HD • HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain • No current disease modifying therapies for HD • Characterized by cognitive decline, psychiatric illness, and chorea; ultimately fatal • Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) and loss of function of wild-type huntingtin protein (wtHTT) >200,000 patients with HD across all disease states Pre-Symptomatic HD Symptomatic HD (~160K in US and Europe) (~65K in US and Europe) 44 Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

WVE-003 leads to allele-selective mHTT reduction, correlating with slowing of caudate atrophy Allele-selective mHTT Slowing of Caudate Silencing with wtHTT Functional Benefit Atrophy Preservation • mHTT reduction of up to • WVE-003 trended towards • Caudate atrophy is an 46% vs. placebo less caudate atrophy vs. imaging biomarker expected placebo (4.68% vs. 5.10%, to predict clinical • wtHTT preserved/increased not significant) outcomes, including throughout study clinically meaningful worsening of Total Motor Score (TMS) Greater allele-selective mHTT reduction correlated with the slowing of caudate atrophy at 24 weeks (R = -0.50, p=0.047) 45 June 2024 SELECT-HD Clinical Trial Results; Liu et al., 2023 Brain Comm

Reimagining RNA medicines 46

Poised for significant and sustained growth driven by RNAi and RNA editing Other hepatic targets Extra-hepatic targets RNAi WVE-007 Obesity SpiNA Bifunctional single oligonucleotide constructs RNA WVE-006 AATD Editing WVE-008 Other hepatic targets AIMers PNPLA3 I148M liver disease Extra-hepatic targets 47

Anticipated upcoming milestones

WVE-007 *(INHBE)* *Obesity*	• Deliver 6-month 240 mg data and 3-month 400 mg data in 1Q 2026 • Initiate Phase 2a multidose portion of INLIGHT in individuals living with obesity with higher BMI and comorbidities in 1H 2026 (INLIGHT) • Initiate new trials evaluating WVE-007 as an incretin add-on and as post-incretin maintenance in 2026
WVE-006 *(SERPINA1)* *AATD*	• Deliver data from 400 mg multidose cohort in 1Q 2026 and deliver single and multidose data from 600 mg cohort in 2026 (RESTORAATION) • Regulatory feedback on potential accelerated approval pathway expected mid-2026
WVE-008 *PNPLA3 I148M liver disease*	• File CTA for WVE-008 in 2026
WVE-N531 *(exon 53)* *DMD*	• Submit NDA to support accelerated approval of WVE-N531 with monthly dosing in 2026

BMI: body mass index AATD: alpha-1 antitrypsin deficiency DMD: Duchenne muscular dystrophy CTA: Clinical Trial Application NDA: New Drug Application.

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